AMERICA WEST AIRLINES, INC.
                    4000 East Sky Harbor Blvd.
                      Phoenix, Arizona  85034


                                       As of September 30, 1993


                       AMENDED AND RESTATED
                    MANAGEMENT LETTER AGREEMENT



   TO THE PARTIES LISTED
     ON SCHEDULE I HERETO

   Ladies and Gentlemen:

             Reference is made to the Third Amended and Restated Credit Agreement, dated as of September 30, 1993 (the "Credit Agreement"), among America West Airlines, Inc. (the "Borrower"), the lenders party thereto (collectively, the "Lenders") and BT Commercial Corp., as agent for the Lenders. Except as otherwise defined herein, capitalized terms used herein shall have the meanings stated or ascribed in the Credit Agreement.

             The Borrower hereby agrees that, at all times prior to the Lien Termination Date, and notwithstanding anything to the contrary in the Restated Bylaws of the Borrower (the "Bylaws"):

             1. The Board of Directors of the Borrower (the "Board") shall have no more than ten (10) members. At all times, the composition of the Board shall comply in all respects with the U.S. citizenship requirements of the Federal Aviation Act of 1958, as amended.

             2. There shall be (a) five members of the Board (the "Phoenix Directors") who have been designated by the Second Amendment Lenders other than Ansett Worldwide Aviation, U.S.A. (such lenders being referred to herein as the "Phoenix Lenders") for such membership (it being understood that the Phoenix Directors are neither agents nor employees of the Phoenix Lenders), one of which Phoenix Directors shall be the Chairman of the Board as previously designated by the Phoenix Lenders and who shall continue to serve as

   NY-54719.2

                  Chairman of the Board until his resignation
                  from the Board, in which event the Chairman
                  of the Board shall be a Phoenix Director who
                  shall be designated by the Phoenix Lenders to serve as the Chairman of the Board or, in the absence of such designation by the Phoenix Lenders, shall be a member of the Board elected by majority vote of the remaining members of the Board, (b) two members of the Board (the "GPA Directors") who have been designated by GPA Leasing USA I, Inc. and GPA Leasing USA Sub I, Inc (the "GPA Lenders") for such membership, (c) one member of the Board (the "Management Director") who shall be the person serving in accordance with the Bylaws as the President and Chief Executive Officer of the Borrower, and (d) two members of the Board (the "Independent Directors")
                  (A) both of whom (i) hold, and have in the
                  past held, no other position in the Borrower,
                  (ii) are not, and have in the past never
                  been, agents or employees of any Lender, and
                  (iii) have significant airline experience and expertise, and (B) one of whom has not been, at any time prior to the Third Amendment Effective Date, a member of the Board; provided in the event that on the Third
                  ________
                  Amendment Effective Date a suitable person having the qualifications required by the preceding sub-clauses (A) and (B) of this sub-paragraph 2 for one of the Independent Directors has not been identified and indicated a willingness to serve on the Board in such capacity, the position of such Independent Director may remain vacant until the earlier of December 31, 1993 and the date on which such Independent Director is duly elected and appointed by the Board. In the event of any vacancy on the Board, the remaining directors then in office shall, subject to and in accordance with the Bylaws and this Amended and Restated Management Letter Agreement, fill the resulting vacancy on the Board. Attached hereto as Exhibit A are the resolutions adopted by the Board and in full force and effect electing and appointing a director of the Borrower, which resolutions, together with the written resignations of certain directors of the Borrower (copies of which have been provided separately to the Lenders), cause the


   NY-54719.2                   -2-

                  Borrower to be in compliance with the terms and provisions of this sub-paragraph 2 of this Amended and Restated Management Letter Agreement on and as of the Third Amendment Effective Date.

             4. The Borrower hereby agrees to advise each member of the Board elected from time to time that a breach or violation of any term of this Amended and Restated Management Letter Agreement by the Borrower (without the prior written consent of the Required Lenders, which consent may be withheld in the sole and absolute discretion of the Required Lenders) shall constitute an Event of Default under the Credit Agreement.

                     [Signature page follows.]


   NY-54719.2                   -3-

             Kindly indicate your acceptance of the foregoing by executing this letter in the space provided below, whereupon this letter shall become a binding agreement among us as of the date first set forth above, to be governed and construed in accordance with the laws of the State of New York, and to be amended or waived only with the written consent of the Borrower and each of the undersigned Lenders, and to amend and restate (and thereby supercede in its entirety) the Management Letter Agreement (as such term is defined in the Credit Agreement).


                                 AMERICA WEST AIRLINES, INC.



                                 By: ______________________________

                                      Title:  _____________________





   Accepted and approved as of
   the date first set forth above.


   GPA LEASING USA I, INC.



   By: _______________________________

        Title:  ______________________


   GPA LEASING USA SUB I, INC


   By: _______________________________

        Title:  ______________________


   NY-54719.2                   -4-

   B&B HOLDINGS, INC.
     d/b/a PHOENIX CARDINALS



   By: _______________________________

        Title: _______________________


   BANK OF AMERICA ARIZONA



   By: ________________________________

        Title:  _______________________


   BANK ONE, ARIZONA, N.A.



   By: ________________________________

        Title:  _______________________


   COMMERCE AND ECONOMIC
     DEVELOPMENT COMMISSION



   By: ________________________________

        Title:  _______________________


   THE DIAL CORP.


   By: ________________________________

        Title:  _______________________


   DMB HOLDING LIMITED PARTNERSHIP



   By: ________________________________

        Title:  _______________________





   NY-54719.2                   -5-

   EL DORADO INVESTMENT COMPANY



   By: ________________________________

        Title:  _______________________


   FIRST INTERSTATE BANK OF
     ARIZONA, N.A.



   By: ________________________________

        Title:  _______________________


   PHELPS DODGE CORPORATION



   By: ________________________________

        Title:  _______________________


   PHOENIX NEWSPAPERS, INC.



   By: ________________________________

        Title:  _______________________


   PHOENIX SUNS LTD. PARTNERSHIP



   By: ________________________________

        Title:  _______________________

   NY-54719.2                   -6-

                                                     SCHEDULE I



   GPA Leasing USA I, Inc.
   c/o GPA Capital, Incorporated
   9 West 57th Street
   New York, New York  10019


   GPA Leasing USA Sub I, Inc
   c/o GPA Capital, Incorporated
   9 West 57th Street
   New York, New York  10019


   B&B Holdings, Inc.
     d/b/a Phoenix Cardinals
   8701 S. Hardy Drive
   Tempe, Arizona  85284


   Bank of America Arizona
   101 North First Avenue
   31st Floor
   Phoenix, Arizona  85003


   Bank One, Arizona, N.A.
   36th Floor
   241 North Central Avenue
   Phoenix, Arizona  85004


   Commerce and Economic
     Development Commission
   3800 N. Central Avenue
   Suite 1500    Phoenix, Arizona  85007


   The Dial Corp.
   Dial Tower
   Phoenix, Arizona  85077-2348


   DMB Holding Limited Partnership
   4201 North 24th Street
   Phoenix, Arizona  85018

   NY-54719.2

   El Dorado Investment Company
   400 E. Van Buren, Suite 650
   Phoenix, Arizona  85072-2132


   First Interstate Bank of
     Arizona, N.A.
   100 West Washington
   Phoenix, Arizona  85003


   Phelps Dodge Corporation
   2600 North Central Avenue
   Phoenix, Arizona  85004-3014


   Phoenix Newspapers, Inc.
   120 East Van Buren
   Phoenix, Arizona  85004


   Phoenix Suns Ltd. Partnership
   201 East Jefferson, 4th Floor
   Phoenix, Arizona  85004


   NY-54719.2

                                                      EXHIBIT A



                    AMERICA WEST AIRLINES, INC.
                  BOARD OF DIRECTORS RESOLUTIONS

                      ELECTION OF A DIRECTOR
                   (Adopted September 28, 1993)



             WHEREAS, as a condition precedent to the extension of the maturity of the Corporation's debtor-in-possession financing pursuant to the Third Amended and Restated Credit Agreement, dated as of September 30, 1993 (the "Extended Credit Agreement"), among the Corporation, the lenders party thereto (the "Lenders") and BT Commercial Corporation, as Administrative Agent, the Corporation is entering into and agreeing to the terms and provisions of an Amended and Restated Management Letter Agreement, dated as of September 30, 1993 (the "Amended and Restated Management Letter Agreement"), among the Corporation and certain of the Lenders;

             WHEREAS, in connection with the Extended Credit
   Agreement and the Amended and Restated Management Letter
   Agreement, there will arise two vacancies on the Board of Directors of the Corporation; and

             WHEREAS, the directors of the Corporation desire to fill one of the vacancies on the Board of Directors of the Corporation, effective upon the arising of such vacancy;

             NOW, THEREFORE, BE IT RESOLVED, that, effective upon the arising of a vacancy on the Board of Directors of the Corporation (by reason of the effectiveness of the resignation of Tibor Sallay), James C. Clarke be, and hereby is, elected to the Board of Directors of the Corporation (and shall serve until such time as his successor shall be duly elected and qualified), with the result that the membership of the Board of Directors of the Corporation and the class and the status for purposes of the Amended and Restated Management Letter Agreement of each member of the Board of Directors of the Corporation shall be as follows:

   NY-54719.2

                                            Management
        Name                     Class     Letter Status
        ----                     -----     -------------

        John R. Norton           1992      Phoenix Director
        Samuel L. Eichenfield    1992      Phoenix Director
        Fred Bradley             1992      Independent Director
        James M. King            1993      GPA Director
        O. Mark De Michelle      1993      Phoenix Director
        Richard C. Kraemer       1993      Phoenix Director
        William A. Franke        1994      Phoenix Director
        Michael J. Conway        1994      Management Director
        James C. Clarke          1994      GPA Director

   NY-54719.2                   -2-